UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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TAITRON COMPONENTS INCORPORATED
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TAITRON COMPONENTS INCORPORATED
____________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 26, 2016
____________________________________________________

TO THE SHAREHOLDERS OF TAITRON COMPONENTS INCORPORATED:

You are cordially invited to attend the Annual Meeting of Shareholders of Taitron Components Incorporated (“Annual Meeting”), a California corporation (the “Company”), to be held on Thursday, May 26, 2016 at 10:00 a.m. Pacific time, at our corporate headquarters, located at 28040 West Harrison Parkway, Valencia, CA  91355.

At the Annual Meeting, shareholders will be asked to consider and act upon the following matters:

1. to elect five (5) members to serve on our Board of Directors until the next annual meeting of shareholders and/or until his successor has been duly elected and qualified;
2.  to act on an advisory vote to approve the Company's executive compensation (“Say-On-Pay”);
3. to transact other business properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed April 22, 2016 as the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting.  A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.  IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

 By Order of the Board of Directors,

/s/ Stewart Wang
 Stewart Wang
 Chief Executive Officer, President and Director

April 29, 2016

28040 West Harrison Parkway
Valencia, California 91355
(661) 257-6060

TAITRON COMPONENTS INCORPORATED

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 26, 2016
____________________________________________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Taitron Components Incorporated, a California corporation (the “Company”), for use at the Annual Meeting of Shareholders (“Annual Meeting”), to be held on Thursday, May 26, 2016, at 10:00 a.m. Pacific time, at our corporate headquarters, located at 28040 West Harrison Parkway, Valencia, CA  91355.  Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

The expense of this solicitation of proxies will be borne by the Company.  Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, electronic mail or personal calls.  Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and the Company will reimburse them for their reasonable expenses incurred in this regard.

The purpose of the meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting of Shareholders.  As of the date of this Proxy Statement, the Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting.  All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.  A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.  If any other business properly comes before the meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgment of the persons acting under those proxies.

The Company’s principal executive offices are located at 28040 West Harrison Parkway, Valencia, CA 91355.  It is anticipated that the mailing to shareholders of this Proxy Statement and the enclosed proxy will commence on or about May 6, 2016.

OUTSTANDING SECURITIES AND VOTING RIGHTS

The close of business on April 22, 2016, has been fixed as the record date (“Record Date”) for the determination of shareholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof.  As of the Record Date, the Company had outstanding 4,768,235 shares of Class A common stock, par value $0.001 per share, (the “Class A Common Stock”), and 762,612 shares of Class B common stock, par value $0.001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”).  The Class A Common Stock and the Class B Common Stock are the only outstanding voting securities of the Company.  As of the Record Date, the Company had 26 holders of record of the Class A Common Stock.  The Company believes there are approximately 500 additional beneficial holders of its Class A Common Stock.  There is one (1) holder of the Class B Common Stock.

A holder of Class A Common Stock is entitled to cast one (1) vote for each share held on the Record Date on all matters to be considered at the Annual Meeting.  A holder of Class B Common Stock is entitled to cast ten (10) votes for each share held on the Record Date on all matters to be considered at the Annual Meeting.

All matters that may properly come before the Annual Meeting require for approval the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum).

A quorum, which is a majority of the outstanding shares as of the Record Date, must be present to hold the Annual Meeting.  A quorum is calculated based on the number of shares represented by the shareholders attending in person and by their proxy holders.  Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum.  Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters.

PROPOSAL 1 - ELECTION OF DIRECTORS

Proposal 1 is the election of five members of the Board of Directors.  In accordance with the Articles of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than three (3) nor more than seven (7) members, the exact number to be determined by the Board of Directors.  At each annual meeting of the shareholders of the Company, directors are elected for a one-year term.  The Board of Directors is currently set at five (5) members, and there currently are no vacancies.  At the 2016 Annual Meeting, each director will be elected for a one-year term expiring at the 2017 Annual Meeting.

Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below.  If any person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the present Board of Directors to fill the vacancy.  The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve if elected a director.

Should any of the nominees fail to receive the vote required to be elected in accordance with the Company’s Bylaws, the term of his or her service as a director will end on the date that is the earlier of (i) 60 days after the date on which the voting results are determined pursuant to California law or (ii) the date on which the Board of Directors selects a person to fill the office held by that director, unless he or she has earlier resigned.

The following table sets forth the nominees the Board of Directors proposes to be elected at the Annual Meeting, the year each such nominee was first elected a director and the current position(s) with the Company held by each nominee:

Name	Year First Became a Director	Position(s)
Tzu Sheng (Johnson) Ku	1989	Director and Chairman
Stewart Wang	1989	President, Chief Executive Officer and Director
Richard Chiang	1989	Director
Felix Sung	1995	Director
Craig Miller	2000	Director

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED ABOVE.

PROPOSAL 2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

We urge you to read the “EXECUTIVE COMPENSATION” section of this proxy statement.  This advisory vote, commonly known as “Say-on-Pay,” gives you as a shareholder the opportunity to endorse or not endorse our executive officer compensation program and policies through the following resolution:

“RESOLVED, that the shareholders endorse the compensation of the Company's executive officers, as disclosed in the compensation tables, and the related disclosure contained under the caption “COMPENSATION OF NAMED EXECUTIVE OFFICERS” of this proxy statement.”

Because your vote is advisory, it will not be binding on the Board of Directors.  However, the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RESOLUTION ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each director nominee, director, and executive officer of the Company as of March 31, 2016.  All officers are appointed by and serve at the discretion of the Board of Directors.  There are no family relationships between any directors or officers of the Company.  The Board believes that the attributes, leadership skills and other experiences of its board members described in the paragraphs below (the “Specific Qualifications”), provide the Company with a diverse range of perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

Name	Age	Position(s)
Tzu Sheng (Johnson) Ku	67	Director and Chairman
Stewart Wang	66	President, Chief Executive Officer and Director
Richard Chiang	59	Director
Felix Sung	66	Director
Craig Miller	62	Director
David Vanderhorst	51	Chief Financial Officer and Corporate Secretary

The Company is not aware of any material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Common Stock of the Company, or any associate of any such director, officer or affiliate of the Company, or security holder, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Tzu Sheng (“Johnson”) Ku, a co-founder of the Company, has been the Chairman of the Company since it was founded in 1989.  Mr. Ku is also Chairman of both Johnson Premium Hardwood Flooring and Americana Floors Incorporated.  Johnson Premium Hardwood Flooring is a manufacturer of pre-finished solid wood floors and Americana Floors Incorporated is an importer, wholesaler and retailer of name brand hardwood floors.

Specific Qualifications:
•	Business leadership experience as our Chairman and director since 1989.
•	Large stockholder with a significant investment in the Company.

Stewart Wang, a co-founder of the Company, has served as Chief Executive Officer, President and a Director of the Company since its organization in 1989.  In addition, from November 2002 to May 2008, Mr. Wang has also served as Chief Financial Officer of the Company.  Prior to founding the Company, Mr. Wang attended Pepperdine University, where he received his Masters of Business Administration degree in 1989.  From 1985 to 1986, Mr. Wang was employed by Diodes Incorporated, a manufacturer and reseller of discrete rectifiers, as Purchasing and MIS Manager and later as Chief Operating Officer and President from 1986 to 1987.  Prior thereto, from 1983 to 1985, Mr. Wang was Sales Manager for Rectron Limited, a rectifier manufacturer in Taiwan.

Specific Qualifications:
•	Business leadership experience as our Chief Executive Officer and director since 1989.
•	Large stockholder with a significant investment in the Company.

Richard Chiang has been a Director of the Company since it was founded in 1989.  Since 1986, Mr. Chiang has been the Chairman of Princeton Technology Corporation, a fabless integrated circuit design company.  Mr. Chiang is also Chairman of Triton Management Corporation, a venture capital fund management company managing in excess of $80 million.

Specific Qualifications:
•	Previous history on the Company’s Board of Directors since 1989.
•	Knowledge of past and current business strategies.
•	International business leadership experiences qualify him to serve as the chair of our Compensation Committee.

Felix Sung became a director of the Company in February 1995.  Since 1978, Mr. Sung has been the Managing Director and former Vice President of Tai North Company, a company engaged in exporting electronics, plastic parts and finished products to the United States and various European countries.

Specific Qualifications:
•	Previous history on the Company’s Board of Directors since 1995.
•	Knowledge of past and current business strategies.
•	International business leadership experience.

Craig Miller became a director of the Company in May 2000.  Since 2014, Mr. Miller has been a Vice President-Senior Relationship Manager for Preferred Bank.  From 2012 to 2013, he was director for Opus Bank specializing in commercial lending solutions.  From 2011 to 2012, he held the same position at Santa Barbara Bank & Trust.  From 2005 to 2011, Mr. Miller was a Managing Director of Janas Associates, an investment-banking firm, Mergers & Acquisitions.  From 1998 to 2005, Mr. Miller was a director of Mosaic Capital, LLC, an investment-banking firm.  Prior thereto, Mr. Miller served as Regional Vice President with Comerica Bank since 1994.  From 1987 to 1994, Mr. Miller served as Executive Vice President and Chief Financial Officer of Told Corporation, an industrial real estate development firm.  He started his career with Union Bank in 1976 as a management trainee and left in 1987 as Senior Vice President.

Specific Qualifications:
•	Previous history on the Company’s Board of Directors since 2000.
•	Knowledge of past and current business strategies.
•	Finance and accounting expertise qualifying him to serve as the chair of our Audit Committee.

David Vanderhorst has served as Chief Financial Officer since 2008 and also as Corporate Secretary since 2002.  Mr. Vanderhorst joined the Company in July 1999 as its Controller.  Prior thereto, from 1991 to 1998, Mr. Vanderhorst served as Chief Financial Officer for various companies.  From 1987 to 1991, the national accounting firm of Kenneth Leventhal & Company, now a division of Ernst & Young, LLP, employed Mr. Vanderhorst.  Mr. Vanderhorst is a Certified Public Accountant, receiving his professional certification in 1991.

Code of Ethics.  The Board of Directors has adopted a Code of Ethics for all officers, including its principal executive officer and its principal financial officer and is posted on our website, www.taitroncomponents.com, under the link “Investors”.

Board Leadership Structure.  Our Corporate Governance Guidelines describe our policies concerning, among other things, the role of the Board of Directors and management, proper Board functions, independence, and committee matters.  The positions of Chairman of the Board of Directors and Chief Executive Officer are currently held by different persons, although we do not have a policy requiring that to be the case.  Instead, our Board of Directors has the authority to choose its Chairman in any way it deems best for us at any given point in time.  Accordingly, our Board of Directors reserves the right to vest the responsibilities of the Chief Executive Officer and Chairman in the same person or in two (2) different individuals depending on what it believes is in our best interest.  At this time, our Board of Directors has determined that separation of these roles most appropriately suits us.  Mr. Ku is uniquely qualified to serve as our Chairman given his leadership of our Board of Directors since inception in 1989 and his extensive international and domestic business experience.  Further, our Board of Directors believes that this division of roles allows Mr. Wang to focus more of his efforts to achieving the goals and objectives of our strategic plan.  Our Board of Directors believes that there is no single leadership structure that would be most effective in all circumstances and, therefore, retains the authority to modify our Board's structure to best address our circumstances as and when appropriate.

Role of Our Board of Directors in Risk Oversight.  The Board of Directors, as a whole and at the committee level, has overall responsibility for overseeing our risks, including general oversight of our executive officers’ management of risks relevant to the Company.  A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.  The involvement of our Board of Directors in reviewing our strategic plan is an integral aspect of the Board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

Director Independence.  The Board of Directors has affirmatively determined that each of the Company’s non-employee directors and all members of each of the Company’s Audit and Compensation committees (Messrs. Chiang, Miller and Sung) are independent within the meaning of the director independence standards of the Nasdaq Stock Market LLC (“NASDAQ”) and the Securities and Exchange Commission (“SEC”), including Rule 10A-3(b)(1) under the Exchange Act.

Annual Meeting Attendance.  We encourage, but do not require, all incumbent directors and director nominees to attend our annual meetings of shareholders.  At the 2015 Annual Meeting of Shareholders, only Mr. Wang was in attendance.

Director Meeting Attendance.  During fiscal year 2015, the Board of Directors held one (1) meeting and took one (1) action by unanimous written consent.

Committees of the Board of Directors and Meetings.  The Board currently has, and appoints the members of, a standing Audit Committee and Compensation Committee.  Each committee is comprised solely of non-employee Directors, reports regularly to the full Board and annually evaluates its performance.  The members of the committees are identified in the following table:

Director	Audit	Compensation
Richard Chiang	✓	Chair
Felix Sung	✓	✓
Craig Miller	Chair	✓

Audit Committee – The Audit Committee generally has direct responsibility and oversight for our accounting policies and internal controls, financial reporting practices, and legal and regulatory compliance.  More specifically, the Audit Committee has responsibility to review and discuss the annual audited financial statements and disclosures with management and the independent auditor; review the financial statements and disclosures provided in our quarterly and periodic reports with management and the independent auditor; and oversee the external audit coverage, including appointment and replacement of the independent auditor and pre-approval of all audit and non-audit services to be performed by the independent auditor.

All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and NASDAQ, as such standards apply specifically to members of audit committees.  The Board has determined that Mr. Miller is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.  The Audit Committee Charter is available online by accessing our website at www.taitroncomponents.com under "Investors", but does not constitute part of this Proxy Statement.

During fiscal year 2015, our Audit Committee held one (1) meeting.  In addition, Mr. Miller discussed the results of the annual audit with management and the independent registered public accounting firm prior to the filing of our annual financial statements.

Compensation Committee – The Compensation Committee reviews, makes recommendations and approves the compensation level of executive officers and key employees based on an evaluation of their performance in light of our goals and objectives, including administration of our equity based compensation plan.

During fiscal year 2015, our Compensation Committee held one (1) meeting.

Nominating Committee – We do not have a standing nominating committee.  The Board of Directors does not believe that it is necessary for us to have a standing nominating committee since we have a relatively small Board of Directors and our independent directors will serve in the capacity of a nominating committee when necessary.  All of our directors participate in the consideration of director nominees.  However, consistent with applicable NASDAQ listing standards, each director nominee must be selected or recommended for the Board of Directors’ selection by a majority of the independent directors of the Board of Directors.  In considering candidates for directorship, the Board of Directors considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met in order to be recommended as a nominee.  The Board of Directors does believe, however, that all Board members should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with their performance as a director of a public corporation.

The Board of Directors may employ a variety of methods for identifying and evaluating nominees for director, including shareholder recommendations.  Periodically, the Board of Directors assesses its size, the need for particular expertise on the Board of Directors and whether any vacancies are expected due to retirement or otherwise.  If vacancies are anticipated or otherwise arise, the Board of Directors will consider various potential candidates for director who may come to the Board of Directors’ attention through current Board members, professional search firms or consultants, shareholders or other persons.  The Board of Directors may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.  In 2015, no professional search firms or consultants were needed and, accordingly, no fees were paid in this regard to professional search firms or consultants in 2015.  The Board of Directors does not evaluate candidates differently based on who made the recommendation for consideration.

 Shareholders who wish to nominate a director for election at an annual shareholder meeting must submit their recommendations at least 120 days before the date of the next scheduled annual meeting of shareholders.  Shareholders may recommend candidates for consideration by the Board of Directors by writing to the Company’s Corporate Secretary at 28040 West Harrison Parkway, Valencia, California 91355, giving the candidate’s name, contact information, biographical data, and qualifications.  A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any shareholder recommendation.  There were no director candidates put forward by shareholders for consideration at the 2015 Annual Meeting.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate with the Board of Directors by sending a letter to Board of Directors of Taitron Components Incorporated, c/o Office of the Corporate Secretary, 28040 West Harrison Parkway, Valencia, California  91355.  All communications must contain a clear notation indicating that they are a “Shareholder — Board Communication” or “Shareholder — Director Communication” and must identify the author as a shareholder.  The office of the Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate.  The office of the Corporate Secretary has authority to discard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications.

COMPENSATION OF DIRECTORS

DIRECTOR COMPENSATION TABLE

The following table discloses information regarding compensation paid to our non-employee directors for our fiscal year December 31, 2015.

Name	Fees Earned or Paid in Cash [1] ($)	Stock Awards ($)	Option Awards [2] ($)	Non-Equity Incentive Plan Comp. ($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings ($)	All Other Comp. ($)	Total ($)
R.Chiang	1,500	-	652	-	-	-	2,152
F.Sung	1,500	-	652	-	-	-	2,152
C.Miller	1,500	-	652	-	-	-	2,152

[1]   Non-employee directors receive $1,500 for attending the annual Board of Directors meeting and the Company pays all out-of-pocket fees associated with all directors’ attendance.
[2]   Non-employee directors receive annually 5,000 non-statutory options of Class A Common Stock exercisable at the fair market value of the Company’s Class A Common Stock on the date of grant.  A discussion of the methods used in calculation of these values may be found in Note 6 to the consolidated financial statements in our Annual Report on Form 10-K and reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with ASC 718 “Stock Based Compensation”.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

 The following table summarizes the total compensation of each of our named executive officers for the previous two (2) fiscal years ended December 31.  No other executive officer received compensation exceeding $100,000 during the last fiscal year.  The Company has no employment agreements with any employee.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards [1] ($)	Non-Equity Incentive Plan Comp. ($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings ($)	All Other Comp. [2] ($)	Total ($)

S. Wang CEO	2015	182,000	-	-	2,900	-	-	38,400	223,300
	2014	182,000	-	-	6,500	-	-	30,100	218,600

D. Vanderhorst CFO	2015	139,700	-	-	1,300	-	-	14,200	155,200
	2014	133,000	-	-	1,800	-	-	7,800	142,600

[1]   A discussion of the methods used in calculation of these values may be found in Note 7 to our consolidated financial statements in our Annual Report on Form 10-K.  Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with ASC 718 “Stock Based Compensation”.
[2]   Reflects amounts primarily for unused vacation pay and auto allowance benefits.

OUTSTANDING EQUITY AWARDS TABLE AT FISCAL YEAR-END TABLE

The following table discloses information regarding outstanding options held by our named executive officers as of the end of our last competed fiscal year December 31, 2015.

	Option Awards [1]					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
S. Wang	30,000	-	-	1.33	7/5/2016	-	-	-	-
CEO	40,000	-		1.00	7/26/2017	-	-	-	-
	11,667	23,333		1.07	4/10/2019
	-	35,000		1.09	6/19/2020	-	-	-	-

D. Vanderhorst	10,000	-	-	2.45	12/2/2016	-	-	-	-
CFO	7,000	-	-	1.57	3/20/2018	-	-	-	-
	5,000	-	-	0.84	5/6/2019	-	-	-	-
	9,000	-	-	1.21	7/5/2021	-	-	-	-
	8,000	-	-	0.91	7/26/2022
	2,667	5,333	-	0.97	4/10/2024	-	-	-	-
	-	10,000	-	0.99	6/16/2025	-	-	-	-

[1]  All options vest in three (3) equal annual installments beginning one (1) year from the date of grant and are subject to termination provisions as defined in the Plan.

REPORT OF THE AUDIT COMMITTEE

 Since 1995, the Company has had an Audit Committee composed entirely of independent directors.  The members of the Audit Committee meet the independence and experience requirements of NASDAQ listing standards.  The Audit Committee has adopted, and the Board of Directors approved, a charter outlining the practices it follows.

During the fiscal year 2015, the Audit Committee held one (1) formal meeting with the senior members of the Company’s financial management team.  During that meeting, management reviewed the audited financial statements in the Annual Report with the Audit Committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.  Additionally, the Audit Committee discussed written disclosures from the independent auditors’ discussing matters required by PCAOB Auditing Standard No. 16, “Communications with Audit Committees” and confirmed the auditors’ independence with respect to the Company in accordance with Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence”.  The Audit Committee also has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.  The Audit Committee has concluded that the independent auditors are independent from the Company and its management.  The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audit.  In addition, Mr. Miller discussed the results of the annual audit with the independent registered public accounting firm prior to the filing of our financial statements for related periods.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  The Audit Committee does not complete its reviews prior to the Company’s public announcements of financial results and, necessarily, in its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles in the United States of America.

In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

 AUDIT COMMITTEE
 Richard Chiang
Felix Sung
Craig Miller, Chairman

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or to be subject to Regulation 14A or 14C as promulgated by the SEC, or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and Board of Directors has appointed the firm of Anton & Chia LLP as its independent registered public accounting firm for 2016.

Fees Paid to Independent Registered Public Accounting Firms.  The following table presents the aggregate fees billed for the indicated services performed for the last two (2) fiscal years ended December 31:

	2015	2014
Audit Fees	$58,000	$55,000
Audit-Related Fees
Tax Fees	-	-
All Other Fees	-	-
Total	$58,000	$55,000

Audit Fees.  Fees for audit services, as approved by the Audit Committee and provided by our principal accountants, including fees associated with the annual audit and quarterly interim reviews.

Audit-Related Fees.  Fees for audit-related services reasonably related to the performance of the audit or review of our financial statements, were not provided by our principal accountant for 2015 or 2014.  The Company paid fees totaling approximately $3,000 in both 2015 and 2014 years to Rob Thomas, an independent professional tax accountant, for services related to the preparation of our tax provision.

Tax Fees.  Fees for tax services were not provided by our principal accountant for 2015 or 2014.  The Company paid fees totaling approximately $4,000 in both 2015 and 2014 years to Rob Thomas, an independent professional tax accountant, for the preparation of our federal and multi-state tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services.  Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors.  In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors.  Our Audit Committee will consider whether the provision of non-audit services is compatible with maintaining the independent auditor’s independence, and will approve such services, should such a situation arise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2015, the Company purchased electronic component products of approximately $71,000 from Princeton Technology Corporation (“PTC”), a company controlled by Mr. Chiang, a director of the Company.  All of these purchases were for products carried by the Company in inventory and the Company considers these purchases to be in the normal course of business and negotiated on an arm’s length basis.  The Company has entered into a distributor agreement with PTC, and accordingly, the Company expects to continue purchasing from PTC in the future.

During the year ended December 31, 2015, the Company made payments to K.S. Best International Co. Ltd., a company controlled by the brother of the Company’s Chief Executive Officer.  These payments were $24,000 for professional fees related to the operational management of the Company’s Taiwan office and $53,000 for interest expenses incurred on our outstanding line of credit facility.  The Company considers these payments to be in the normal course of business and negotiated on an arm’s length basis.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Company’s Board of Directors has adopted a related person transactions policy.  The Audit Committee reviews transactions that may be “related-person transactions,” which are transactions between the Company and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest.  For purposes of the policy, a related person is a director, executive officer, nominee for director, or a greater than 5% beneficial owner of the Company’s common stock, in each case, since the beginning of the last fiscal year, and their immediate family members.  The Audit Committee reviews the material facts of all related-person transactions and either approves, ratifies, rescinds, or takes other appropriate action (in its discretion) with respect to the transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2016 certain information regarding the ownership of the Company’s Common Stock by (i) each person (including any group) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s directors and director nominees, (iii) the Named Executive Officer, and (iv) all of the Company’s Named Executive Officer and directors as a group.  As of March 31, 2016, the Company had issued and outstanding 4,768,235 shares of Class A Common Stock and 762,612 shares of Class B Common Stock.  Unless otherwise indicated, the address of each of the executive officers and directors named below is c/o Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.

	Class A Common Stock (1)				Class B Common Stock (1)		Voting Percent
Name and Address of Beneficial Owner	Number of Shares		Percent of Class	Options Exercisable in 60 days	Number of Shares	Percent of Class	All classes of Common Stock (1)

Executive Officers and Directors:
Stewart Wang	1,253,438	(2)	26.3%	105,000	762,612	100%	61.5%	(4)
Tzu Sheng (Johnson) Ku	1,154,391	(3)	24.2%	30,000			9.6%
Richard Chiang	24,694		*	45,000			*
Felix Sung	26,727		*	45,000			*
Craig Miller	-		*	45,000			*
David Vanderhorst	31,872		*	47,667			*
All directors and executive officers as a group (6 persons)
	2,491,122		52.2%		762,612	100%	78.0%
5% Shareholders:
None

* = less than 1%

(1)	Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

(2)	Includes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang, and 446,887 shares owned by 401(k) trust.
(3)	Includes 81,962 shares owned by Mr. Ku’s wife, and 419,164 shares owned by 401(k) trust.
(4)	Excludes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang. The percentage of all classes owned represents the combined voting power of the Class A and Class B shares held by Mr. Wang. Mr. Wang is entitled to cast 10 votes for each share of Class B Common stock held.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of the forms received by it, or written representations from certain reporting persons that Section 16(a) forms were required and filed by those persons, the Company believes that, during the year ended December 31, 2015, all of these reports were timely filed.

 PROPOSALS OF SHAREHOLDERS

Any shareholder who intends to present a proposal at the 2016 Annual Meeting of Shareholders for inclusion in the Company’s Proxy Statement and proxy form relating to the 2017 Annual Meeting must submit the proposal to the Company at its principal executive offices by December 31, 2016.  In addition, in the event a shareholder proposal is not received by the Company by December 31, 2016, the proxy to be solicited by the Board of Directors for the 2017 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal ultimately is presented at the 2017 Annual Meeting without any discussion of the proposal in the Proxy Statement for that meeting.

The rules and regulations of the Securities and Exchange Commission provide that if the date of the Company’s 2017 Annual Meeting is advanced or delayed more than 30 days from the date of the 2016 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2017 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2017 Annual Meeting.  Upon determination by the Company that the date of the 2017 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2016 Annual Meeting, the Company will disclose that change in the earliest possible Quarterly Report on Form 10-Q.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

 The Company is delivering this Proxy Statement to all stockholders of record as of the Record Date.  Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one (1) Annual Report and Proxy Statement if previously notified by their bank, broker or other holder.  This process by which only proxy statement, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one (1) or more of the security holders, is called “householding.”  Householding may provide convenience for stockholders and cost savings for companies.  Once begun, householding may continue unless instructions to the contrary are received from one (1) or more of the stockholders within the household.

 Street name stockholders in a single household who received only one (1) copy of the Annual Report and Proxy Statement may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record.  Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form.  Alternatively, street name stockholders whose holders of record utilize the services of Broadridge (as indicated on the voting instruction form sent to them) may send written instructions to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call (631) 254-7067.  The instructions must include the stockholder’s name and account number and the name of the bank, broker or other holder of record.  Otherwise, street name stockholders should contact their bank, broker or other holder.

 Copies of this Proxy Statement and the 2015 Annual Report on Form 10-K is available promptly by calling (661) 257-6060, or by writing to Attention: Investor Relations, Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.  If you are receiving multiple copies of this Proxy Statement and the Annual Report, you also may request orally or in writing to receive a single copy of this Proxy Statement and the Annual Report by calling (661) 257-6060, or writing to Attention: Investor Relations, Taitron Components Incorporated, 28040 West Harrison Parkway, Valencia, California 91355.

OTHER MATTERS

The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement.  Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement.  If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

EXPENSES

The entire cost of soliciting proxies will be borne by the Company.  Solicitation may be made by mail.  The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Common Stock held of record by them and will reimburse those persons for their reasonable charges and expenses in connection therewith.

ANNUAL REPORT TO SHAREHOLDERS

The Company’s Annual Report on Form 10-K for the year ended December 31, 2015 is available online by accessing our website at www.taitroncomponents.com under "Investors", but does not constitute part of this Proxy Statement.

REPORT ON FORM 10-K

THE COMPANY UNDERTAKES, UPON WRITTEN REQUEST, TO PROVIDE, WITHOUT CHARGE, EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED WITH A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2015, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO.  REQUESTS SHOULD BE ADDRESSED TO TAITRON COMPONENTS INCORPORATED, ATTENTION: INVESTOR RELATIONS, 28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA  91355.

ANNUAL MEETING OF SHAREHOLDERS OF

TAITRON COMPONENTS INCORPORATED

May 26, 2016

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card is available at http://www.taitroncomponents.com/pages/corporate/investor_relations/index.htm

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 - THE ELECTION OF DIRECTORS;
 “FOR” PROPOSAL 2 - ADVISORY SAY-ON-PAY
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK AS SHOWN HERE   ☒

1. ELECTION OF DIRECTORS, as provided in the Company’s Proxy Statement:		2. ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”) To approve the Company’s executive compensation: FOR AGAINST ABSTAIN ☐ ☐ ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: ¡ Tzu Sheng (Johnson) Ku ¡ Stewart Wang ¡ Richard Chiang ¡ Felix Sung ¡ Craig Miller
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TAITRON COMPONENTS INCORPORATED

The undersigned revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof.  With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

This Proxy will be voted in accordance with the instructions set forth above.  Where a vote is not specified, the proxies will vote the shares represented by the proxy “FOR” Proposal 1 and as said proxy shall deem advisable on such other business as may come before the Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement dated April 29, 2016 relating to the Meeting.

Please check here if you plan to attend the meeting. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

TAITRON COMPONENTS INCORPORATED

Proxy for Annual Meeting of Shareholders

The undersigned, a shareholder of TAITRON COMPONENTS INCORPORATED, a California corporation (the “Company”), hereby appoints STEWART WANG and DAVID VANDERHORST, or either of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on May 26, 2016 and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows:

(Continued and to be signed on the reverse side)